MANAGED ACCOUNT SERIES
High Income Portfolio

Supplement Dated June 15, 2007
to the Statement of Additional Information dated October 2, 2006

The following changes are made to the Statement of Additional Information of Managed Account Series.

The section entitled “Management and Advisory Arrangements — Portfolio Manager Disclosure” beginning on p. I-13 is revised as set forth below.

The second sentence of the first paragraph is deleted in its entirety and replaced with the following:

The High Income Portfolio is managed by a team of investment professionals. The lead members of this team are Kevin J. Booth and James Keenan, who are responsible for the day-to-day management of the Portfolio’s portfolio. Jeff Gary and Scott Amero are also part of the Portfolio’s management team.

The subsection entitled “Other Funds and Accounts Managed” revised to add the following information:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

Kevin Booth	6 $4,000,467,720	5 $2,200,000,000	4 $612,000,000	0 $0	2 $509,000,000	3 $554,000,000

James Keenan	7 $4,300,467,720	4 $835,000,000	22 $4,000,000,000	0 $0	1 $427,000,000	4 $706,000,000

The subsection entitled “Portfolio Manager Compensation Overview” is revised to add Mr. Booth and Mr. Keenan to the list of portfolio managers entitled to participate in the long term incentive and retention plan and the deferred compensation program. In addition, Mr. Keenan should be added to the list of portfolio managers who have been granted options and restricted stock awards.

Code#19167-1006-SUP4